Exhibit 24.1

                                POWER OF ATTORNEY

     Each of the undersigned hereby constitutes and appoints DONALD A. WRIGHT as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the Securities Act, and any requirements of the Commission in respect thereof, and to file the same, with all exhibits thereto, with the Commission, in connection with the registration under the Exchange Act, of shares of the Company's Common Stock issuable pursuant to the Company's Amended and Restated Stock Incentive Plan, Independent Director Stock Plan, and Common Stock Purchase Warrants Nos. 001, 002, and 003, granting unto said attorney-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

              Signature                              Title
              ---------                              -----

/s/ DONALD A. WRIGHT                   Chief Executive Officer, President and
----------------------------------     Director (Principal Executive Officer)
    Donald A. Wright

/s/ NICK A. GERDE                      Vice President Finance, Chief Financial
----------------------------------     Officer and Treasurer (Principal
    Nick A. Gerde                      Financial and Accounting Officer)

/s/ DONALD B. COTTON                   Director
----------------------------------
    Donald B. Cotton

/s/ ALLEN W. DAHL, M.D.                Director
----------------------------------
    Allen W. Dahl, M.D.

/s/ HERMAN L. "JACK" JONES             Director
----------------------------------
    Herman L. "Jack" Jones

/s/ PAUL SCHMIDHAUSER                  Director
----------------------------------
    Paul Schmidhauser

/s/ ROGER P. VALLO                     Director
----------------------------------
    Roger P. Vallo